UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2006
INDIA GLOBALIZATION CAPITAL, INC
(Exact name of small business issuer as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	0001326205 (Commission File Number)	20-2760393 (I.R.S. Employer Identification No.)
4336 Montgomery Ave., Bethesda, Maryland 20814
(Address of principal executive offices)
(301) 983-0998
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
India Globalization Capital, Inc. (the “Company”) is in the process of preparing a restatement of:
•	its audited financial statements for the period from April 29, 2005 (inception) through March 8, 2006, and
•	its audited financial statements for fiscal year March 31, 2006.
The Company intends to file amendments to its Form 8-K filed March 17, 2006 and Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 that will include restated financial statements and amendments to related disclosures for the fiscal periods covered by those reports. Item 4.02 contains additional information about adjustments to the financial results of the Company, and is incorporated herein by reference.
Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On August 14, 2006, the Company determined that it will be required to restate its previously issued financial statements for the period from April 29, 2005 (inception) through March 8, 2006, appearing in the Company’s Form 8-K filed March 17, 2006 and its financial statements for the years ended March 31, 2006, appearing in the Company’s Form 10-KSB for the year ended March 31, 2006. The Company proposes to amend its financial statements to record stock compensation expense for the fair value of the shares of common stock issued to its founders and advisors in February 2006. While the review process is not yet complete, the restatement will increase previously reported operating losses and net losses for the indicated interim and fiscal periods. Other than corrections to classifications resulting from the restatement, previously reported cash flows are not expected to be impacted. In addition, the Company’s current cash position is not expected to be impacted.
The authorized officers of the Company have discussed with Goldstein Golub Kessler LLP, the Company’s independent registered public accounting firm (“GGK”), the matters disclosed in this Current Report on Form 8-K. In addition, GGK, has notified the Company that GGK has withdrawn its opinion included in the Form 8-K filed March 17, 2006 covering the financial statements for the period from April 29, 2005 (inception) through March 8, 2006 and in Form 10-K for the year ended March 31, 2006 covering the financial statements for the year ended March 31, 2006. (The letter of withdrawal was delivered to the Company on August 18, 2006, is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 4.02 by reference.)
The Company and GGK continue to work together to complete the audit of the restated periods included in the Form 8-K filed March 17, 2006 and Form 10-K for the year ended March 31, 2006. GGK discussed the withdrawal of its opinion with a member of the Company’s Audit Committee and has reviewed the matters set forth in this Current Report on Form 8-K.
On August 18, 2006, the Company issued a press release addressing those matters, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 18, 2006
99.2	Letter from Goldstein Golub Kessler, LLP regarding non-reliance on previously issued financial statements, dated August 18, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC..
Dated: August 18, 2006	By:	/s/ John Cherin
John Cherin, Treasurer and Chief Financial Officer